UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BLOOM ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE

BLOOM ENERGY CORPORATION
2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 12, 2020
***
VIRTUAL MEETING
April 9, 2020
Dear Stockholders:
Bloom Energy Corporation (the “Company”) previously filed a proxy statement, dated April 2, 2020 (the “Proxy Statement”), and related proxy card, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 12, 2020 at 9:00 a.m. Pacific Time. This revised notice (the “Notice”) is being filed in connection with a change of location of the Annual Meeting.
Due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our stockholders, employees and directors, the Annual Meeting has been changed to a virtual meeting. You will not be able to attend the Annual Meeting in person. The proxy card included with the proxy materials that have been previously distributed will not be updated to reflect the change in location. You may continue to use the proxy card to vote your common stock in connection with the Annual Meeting. Other than the changes described in this Notice, no other changes have been made to the Proxy Statement.
Record Date
As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder of record at the close of business on March 16, 2020, the record date. If you are eligible, you will participate in the Annual Meeting by going to the following web address: www.virtualshareholdermeeting.com/BE2020. You will enter the 16-digit control number found on our notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described below.
Stockholders of Record
If on March 16, 2020 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust, then you are considered the stockholder of record with respect to those shares. You must enter the 16-digit control number found on our notice of Internet availability of the proxy materials or on your proxy card to vote in advance of or during the Annual Meeting and/or participate in the Annual Meeting.
Beneficial Owners of Shares Held in Street Name
If on March 16, 2020 your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. You must enter the 16-digit control number found on your voting instruction form in order to vote in advance of or during the Annual Meeting and/or to participate in the Annual Meeting. (In the event you previously requested a legal proxy from your broker, bank or other similar organization, you may also use such legal proxy to vote at and/or participate in the Annual Meeting.) If you have already voted, you do not need to vote again.

Notice of Annual Meeting of Stockholders

Date and Time May 12, 2020 9:00 a.m. Pacific Time

Location Online at www.virtualshareholdermeeting.com/BE2020

Who Can Vote
Only stockholders of record as of the close of business on March 16, 2020 are entitled to notice of, and to vote at, the meeting and any adjournments, continuations or postponements thereof.

How to Vote

Internet www.proxyvote.com

Telephone 1-800-690-6903

Mail Mark, sign, date and promptly mail the previously provided proxy card in the postage-paid envelope

Voting Items
Proposals to be voted on at the Annual Meeting:

Proposal	Board Vote Recommendation
1. To elect three Class II directors.	FOR each director nominee
2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.	FOR

Stockholders will also transact any other business that may be properly brought before the 2020 Annual Meeting or any adjournment, continuation or postponement thereof.

The foregoing proposals are more fully described in the Proxy Statement.

Your vote as a Bloom Energy stockholder is very important. Holders of Class A common stock are entitled to one vote per share. Holders of Class B common stock are entitled to ten votes per share. If you are a registered holder and have questions regarding your stock ownership, you may contact our transfer agent, American Stock Transfer & Trust Company, through their website at www.astfinancial.com or by phone at 1-800-937-5449.

By Order of the Board of Directors

Shawn M. Soderberg
Executive Vice President, General Counsel and Secretary

San Jose, California
April 9, 2020

All stockholders of record as of the close of business on March 16, 2020 may attend the 2020 Annual Meeting virtually as described in this Notice. Whether or not you expect to attend the 2020 Annual Meeting, we encourage you to read the Proxy Statement and vote through the Internet or by telephone or request and submit your proxy card as soon as possible so that your shares may be represented at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 12, 2020. The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Additional Information
Attendance and Participation
Our virtual Annual Meeting will be conducted on the Internet via webcast. You will be able to participate online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BE2020. Stockholders will be able to vote their shares electronically during the Annual Meeting. Only stockholders of record at the close of business on March 16, 2020 (the “Record Date”) will be entitled to vote at the Annual Meeting.
To participate in the Annual Meeting, you will need the 16-digit control number included on our notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 9:00 a.m. Pacific Time. We encourage you to access the Annual Meeting prior to the start time.
The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.
How can I vote my shares in person and participate at the Annual Meeting?
This year’s annual meeting will be held entirely online. Shareholders may participate in the annual meeting by visiting the following website: www.virtualshareholdermeeting.com/BE2020. To participate in the annual meeting, you will need the 16 digit control number included on you notice of internet availability of your proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Annual meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
How can I vote my shares without attending the Annual Meeting?
To vote your shares without attending the meeting, please follow the instructions for Internet or telephone voting on the notice of internet availability of your proxy materials. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to attend the meeting.
What will I need in order to attend the Annual Meeting?
You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of March 16, 2020 (the “Record Date”) or you hold a valid proxy. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BE2020 and using your 16-digit control number to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.

Questions
Stockholders may submit questions during the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/BE2020, typing your question into the “Ask a Question” field, and clicking “Submit.”
Questions pertinent to the Annual Meeting and related to our business presentation will be answered during the Annual Meeting, subject to time constraints. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available at www.proxyvote.com
Tabulation
Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election at the Annual Meeting.